THE 1996 MICHAEL P. FARRAH TRUST
                  dated September 29, 1996
                      *   *   *   *   *

                  BARRY R. SHREIAR, Trustor
                  BARRY R. SHREIAR, Trustee










                     September 29, 1996
          THE 1996 MICHAEL P. FARRAH TRUST
              dated September 29, 1996

       THIS   1996  MICHAEL  P.  FARRAH  TRUST  dated
September  29, 1996 (hereinafter referred to  as  the
"Trust  Agreement" or the "Trust") is made this  29th
day  of  September,  1996, by and  between  BARRY  R.
SHREIAR,   Trustor  (hereinafter   referred   to   as
"Trustor"), and BARRY R. SHREIAR, Trustee in order to establish a separate trust for the benefit of MICHAEL
P. FARRAH (herein "Beneficiary") under the terms and conditions herein stated.


                     ARTICLE I.

                  THE TRUST ESTATE

      Trustor, without any consideration on the  part
of  Trustee,  has  delivered  to  Trustee  money  and
property,  as  described  in  Exhibit  "A",  attached
hereto  as  part  of  this  Trust  Agreement.    Said
property   and  the  proceeds  received  by   Trustee
therefrom,  and  all  money and property  hereinafter
held by or received by Trustee, as Trustee hereunder,
shall  constitute the Trust estate ("Trust  Estate").
Trustee  acknowledges delivery of said  property  and
agrees to hold and manage the same, in trust, for the
uses   and  in  the  manner  hereinafter  set  forth.
Trustor or any other legal person or entity shall have the right by Will or otherwise to add to this Trust any other property acceptable to Trustee, and such property shall become a part of the Trust
Estate.

      The  name  of  this Trust shall  be  "THE  1996
MICHAEL P. FARRAH TRUST dated September 29, 1996."

                    I.   ARTICLE

                   IRREVOCABILITY

      Trustor  hereby  designates this  Trust  as  an
irrevocable trust and hereby irrevocably commits  any
and  all funds and property listed on Exhibit "A"  to
the   purposes  set  forth  herein,   to   be   held,
administered, and distributed in accord with the herein provisions. No person shall have the power to alter, amend or revoke this Trust Agreement in whole or in part.

                    I.   ARTICLE

           POWER TO WITHDRAW TRUST ESTATE

       Trustee   agrees,  if  Trustee   accepts   any
additions, to hold and manage such additions in trust for the use and in the manner set forth in this Trust
Agreement. In the event such addition constitutes a lifetime gift from Trustor, then the following shall apply:
A.              For  a  period of fifteen  (15)  days
following any contribution to the Trust Estate by the Trustor or any other person, each Beneficiary shall have the right to withdraw from any part of the Trust
Estate (including but not limited to the actual contribution) an amount equal to the lesser of:

1.                  The entire contribution; or

1.                   A  portion  of the  contribution
having  a  fair  market value  equal  to  the  amount
specified for gift tax exclusion in Internal  Revenue
Code  Section  2503(b) as from time to time  amended,
determined  as  of the date of the contribution.   If
the  donor  is married at the time of the gift,  this
portion  shall be doubled whether or not the  donor's
spouse joins in the gift pursuant to Internal Revenue
Code  Section  2513  as from time  to  time  amended,
except  where  married donors each make  simultaneous
gifts  to  the  Trust Estate, then the  exclusion  in
Internal  Revenue  Code  Section  2503(b)  shall   be
applied on a per donor basis.

      Provided,  that the aggregate withdrawals  with
respect to contributions made by one donor during any
single calendar year shall not exceed the fair market
value   of   the  foregoing  Internal  Revenue   Code
limitation determined as of the date of contribution.

A.               Withdrawals  shall  be  by   written
request delivered to Trustee.

A.               If  Beneficiary  is  under  a  legal
disability during part or all of a withdrawal period,
the   guardian  of  Beneficiary  may  exercise   such
withdrawal on Beneficiary's behalf.

A.             Each time Beneficiary acquires a right
of withdrawal as above provided, Trustee shall so notify Beneficiary or Beneficiary's guardian.

A.               On   the   death   of   Beneficiary,
Beneficiary  shall  have the  power  to  appoint  the
principal  and any undistributed income of the  Trust
Estate, or any part thereof, to Beneficiary's spouse,
to one or more of Beneficiary's issue then living, to
one  or more of Trustors' issue then living, or to  a
trust  or  trusts for their benefit.  Such  power  of
appointment shall be exercised only by a provision in
the  Last Will and Testament of Beneficiary expressly
exercising  such  power.  Unless within  ninety  (90)
days after Beneficiary's death, Trustee has actual notice of the existence of a Will exercising such power, Trustee shall, without incurring any liability to any appointee, proceed as if such power had not been exercised; provided, however, that this sentence shall not bar any right which an appointee may have to enforce the appointment.

                    I.   ARTICLE

        DISTRIBUTION OF INCOME AND PRINCIPAL

A.              So  long as Beneficiary is under  the
age of twenty-one (21), Trustee shall pay to or apply
for  the  benefit of Beneficiary, as much of the  net
income  and  principal of the Trust  as  Trustee,  in
Trustee's discretion, deems necessary for the  proper
health,   support,  maintenance,  and  education   of
Beneficiary, after taking into consideration, to  the
extent  Trustee deems advisable, any other income  or
resources of Beneficiary known to Trustee.   Any  net
income not distributed shall be accumulated and added to the principal.

A.              When  Beneficiary attains age twenty-
one  (21),  Trustee shall pay to  or  apply  for  the
benefit  of  Beneficiary the  entire  net  income  of
Beneficiary's  trust,  quarter-annually  or  at  more
frequent intervals.  Trustee may also pay to or apply
for  the  benefit  of  Beneficiary  as  much  of  the
principal  of  Beneficiary's  trust  as  Trustee,  in
Trustee's discretion, deems necessary for the  proper
health,   support,  maintenance,  and  education   of
Beneficiary, after taking into consideration, to the extent Trustee deems advisable, any other income or resources of Beneficiary known to Trustee.

A.              At  the time Beneficiary attains  age
forty (40), Trustee shall distribute to Beneficiary the remainder of the principal and any and all accumulated income on the principal of Beneficiary's trust as then constituted.

A.              If  Beneficiary dies before  becoming
entitled to receive distribution of his or her entire
trust,    the   undistributed   balance    of    that
Beneficiary's trust shall thereupon be  divided  into
as  many equal shares as there are living children of
the deceased Beneficiary and Trustee shall distribute
such   shares  outright  and  free  of   trust.    If
Beneficiary dies leaving no living children, the undistributed balance of that Beneficiary's trust shall be distributed to the then living brothers and sisters of Beneficiary in equal shares; provided, however, that if a brother or sister is then deceased leaving children then living, said deceased sibling's share shall be distributed to said living children in equal shares. Notwithstanding the above, if any part of that balance would otherwise be distributed to a person for whose benefit a trust is then being administered under this Trust Agreement, that part shall instead be added to that trust and shall thereafter be administered according to its terms.

A.               If   at   any   time   before   full
distribution  of  the  Trust  Estate,   all   persons
described above are deceased but issue of Trustor are then living, the Trust Estate shall thereupon be distributed outright to said living issue based on the principal of representation, but if all Trustors' issue are deceased and no other disposition of the property is directed by this Trust, the Trust Estate or the portion of it then remaining shall thereupon be distributed to those persons who would then be Trustors' heirs, their identities and respective shares to be determined according to the laws of the State of California then in effect relating to the succession of separate property not acquired from a predeceased spouse, and assuming an equal share for each Trustor hereunder.

A.              With  respect to any sum or property,
whether  income  or  corpus,  which  is  required  or
permitted   to  be  distributed  out  of  any   trust
hereunder to or for the benefit of any person who, at
the  time, is a minor or whom Trustee of such  trust,
in  Trustee's reasonable discretion, determines to be
under  any  disability preventing  such  person  from
acting   properly   in  his   or   her   own   behalf
(irrespective of whether legally so adjudicated), Trustee of such trust may properly make distribution of the same in any one or more of the following ways as such Trustee, from time to time, in Trustee's sole discretion, shall deem to be most expedient in the best interests of such person; namely, by paying, distributing, or applying the same to:
1.                  Such person directly,

1.                    The  legal  guardian  of   such
person,

1.                      An    apparently    qualified
individual or bank who, in taking the same "as custodian for" such person "under the" appropriate state's "uniform gifts to minors act", indicates that such sum or property will be treated in all respects as "custodial property" for the benefit of such person in accordance with the provisions of the Uniform Gifts to Minors Act of such state (whether or not such act permits custodial property of such an origin),

1.                   The  parent,  spouse,  or  other
individual having the care and custody of such person
who,   as  such  person's  natural  guardian,   shall
preserve the same for the immediate or ultimate benefit of such person (or such person's estate), but who shall not be obligated to qualify as a legal guardian or account to any probate court therefor,

1.                   Trustee or Trustees of any trust
all of the assets of which are then fully and unqualifiedly withdrawable by such person,

1.                    The   direct  payment  of   any
educational, medical, or other proper expense of such person (including expenses, such as taxes, repairs, etc., reasonably appropriate to preserving any assets belonging to such person) as long as such expense is not the legal obligation of any other person,

1.                   The  purchase of stocks,  bonds,
insurance (the term "purchase" shall include any premium payment), or other properties of any kind, the ownership of which is registered in the sole name of such person, or

1.                   The  making of a deposit into  a
bank,  savings  and loan association,  brokerage,  or
other  similar  account  in the  sole  name  of  such
person;  provided,  if  distribution  in  the  manner
described  in  subparagraphs (3)  and  (4)  is  made,
Trustee     may     require    legally    enforceable
indemnification  in  favor  of  such  person  against
anyone  other than such person (or his or her estate)
benefiting thereby (even through the discharge of  an
obligation to support such person).  The receipt  for
or  evidence  of  any such payment, distribution,  or
application   shall  be  a  complete  discharge   and
acquittance of Trustee to the extent of such payment,
distribution,   or  application   and,   except   for
enforcement of any above described indemnification, Trustee shall have no duty to see to the actual application of amounts so paid or distributed to others.

      Even  in the absence of minority or disability,
distributions   made  in  the  manner   provided   in
subparagraphs  1,  5,  6, 7,  or  8  above  shall  be
conclusively  deemed  to  have  been  made  for   the
"direct" benefit of such person.

A.              In  exercising  Trustee's  discretion
hereunder, Trustee shall be entitled to rely upon the
written certification of Beneficiary or the parent or
legal  guardian of Beneficiary as to the  nature  and
extent  of Beneficiary's needs and the inadequacy  of
Beneficiary's resources apart from the  Trust.   When
relying  upon such certifications, Trustee shall  not
be   required  to  make  further  inquiry  into   the
authenticity of the need or to the availability of other resources to satisfy the need. It is Trustors' desire that Trustee consider the needs of Beneficiary in keeping with the standard of living that has been previously enjoyed by Beneficiary and that Trustee consider the needs of Beneficiary for support, care, maintenance, and education as the primary purposes of the Trust.

                    I.   ARTICLE

                  POWERS OF TRUSTEE

A.              In order to carry out the purposes of
this  Trust  and  subject to  any  limitation  stated
elsewhere in this Trust, Trustee is vested  with  the
following  powers,  in  addition  to  those  now   or
hereafter conferred by law, affecting the Trust and the Trust Estate:

1.                    To   retain  any  property   or
business  interest transferred, devised or bequeathed
to   Trustee,  or  any  undivided  interest  therein,
regardless of any lack of diversification, risk, or nonproductivity and regardless of whether or not such property be of a character authorized by the laws of the State of California for investment of Trust funds and to continue the operation of any such business interest at the risk of the Trust Estate as long as Trustee deems advisable.

1.                   To invest and reinvest the Trust
Estate in any property or undivided interest therein,
wherever  located, including bonds,  notes,  (whether
secured  or  unsecured), contracts of life insurance,
stocks  of  corporations,  interests  in  general  or
limited  partnerships, real estate  or  any  interest
therein  and interests in trusts, including  but  not
limited  to  interests in any common  trust  fund  or
funds   now   or  hereafter  established  and   being
administered by a corporate Trustee of this Trust solely for the investment of Trust funds.

1.                   To  have all the rights, powers,
and privileges of an owner with respect to securities
held  in  trust,  including, but not limited  to  the
power to vote and give proxies and pay assessments or
other  charges,  to  participate  in  voting  trusts,
pooling  agreements,  foreclosures,  reorganizations,
consolidations,  mergers  and  liquidations  and   in
connection therewith to deposit securities with and transfer title to any protective or other committee under such terms as Trustee may deem advisable, and do all other acts which men of prudence, discretion and intelligence would do or take for their own account.

1.                  To manage, control, grant options
on,  sell (for cash or on deferred payments), convey,
exchange,  partition,  divide,  improve,  and  repair
trust  property and to margin, option, and deal  with
and   in   commodities,  futures  and   all   similar
securities, as Trustee shall deem advisable, from time to time.

1.                  To lease Trust property for terms
within  or beyond the terms of the Trust and for  any
purpose,  including exploration for  and  removal  of
gas,  oil,  and  other minerals; and  to  enter  into
community   oil   leases,  pooling  and   unitization
agreements.

1.                   To borrow money, and to encumber
or hypothecate Trust property by mortgage, deed of trust, pledge, or otherwise for the debts of the Trust or the joint debts of the Trust and others as co-owners of Trust property.

1.                   To loan or advance Trustee's own
funds  to  the  Trust  for any  Trust  purpose,  with
interest  at  current rates; to receive security  for
such loans in the form of a mortgage, pledge, deed of
trust,  or  other encumbrance of any  assets  of  the
Trust, to purchase assets of the Trust at their  fair
market   value   as  determined  by  an   independent
appraisal of those assets; and to sell property to the Trust at a price not in excess of its fair market value as determined by an independent appraisal.

1.                   To keep any property in the name
of Trustee or a nominee with or without disclosure of any fiduciary relationship.

1.                   To carry, at the expense of  the
Trust, insurance of such kinds and in such amounts as Trustee deems advisable to protect the Trust Estate and Trustee against any hazard.

1.                    To   employ  managers,  agents,
attorneys, accountants, auditors, depositories and proxies, with or without discretionary powers and to rely on the advice given by such advisors.

1.                   To  commence or defend,  at  the
expense of the Trust, such litigation with respect to the Trust or any property of the Trust Estate as Trustee may deem advisable, and to compromise or otherwise adjust any claims or litigation against or in favor of the Trust.

1.                   To  take any action and to  make
any  election, in Trustee's discretion,  to  minimize
the   tax   liabilities  of  this   Trust   and   its
beneficiaries,  and  it  shall  have  the  power   to
allocate    the    benefits   among    the    various
beneficiaries, and Trustee shall have  the  power  to
make  adjustments in the rights of any beneficiaries,
or  between  the  income and principal  accounts,  to
compensate for the consequence of any tax election or
any   investment  or  administrative  decision   that
Trustee believes has had the effect of directly or indirectly preferring one beneficiary or group of beneficiaries over others.

1.                   Except as otherwise specifically
provided in this Trust, Trustee shall have the power,
exercisable  in  Trustee's discretion,  to  determine
what  is principal or income of the Trust Estate  and
to  apportion and allocate receipts and expenses  and
other charges between these accounts, including  also
the  power  to  charge in whole or  in  part  against
principal, or to amortize out of or charge  forthwith
to  income, premiums paid on the purchase of bonds or
other obligations.  Trustee shall not be required  to
establish  a  reserve  for depreciation  or  to  make
charges  against income therefor, but may  do  so  if
Trustee, in Trustee's discretion, so determines  such
reserve  and  charges  to  be  established  on   such
assumptions  and  in such amounts  as  Trustee  shall
determine.   If  the Trust shall be  a  member  of  a
partnership,  Trustee shall be  entitled  to  accept,
with  respect  to  such  partnership  interest,   any
accounting   methods   used   by   the   partnership,
regardless  of  whether  such methods  shall  include
depreciation reserves, regardless of the  assumptions
on   which  any  such  reserve  may  be  based,   and
regardless  of  whether such accounting  methods  are
inconsistent with those methods used by Trustee  with
respect  to  other property of the Trust Estate.   No
inference  of  imprudence or partiality  shall  arise
from  the  fact  that  Trustee,  in  exercising   the
discretion conferred here on Trustee, shall have allocated a receipt or expenditure in a manner contrary to any provision of the California Revised
Uniform Principal and Income Act.  Except insofar  as
Trustee shall exercise the discretion conferred on Trustee and except as otherwise provided in this Trust, matters relating to principal and income shall be governed by the provisions of the California
Revised Uniform Principal and Income Act from time to time existing.

1.                   In any case in which Trustee  is
required pursuant to the provisions of the Trust, to divide any Trust property into parts or shares for the purpose of distribution, or otherwise, Trustee is authorized, in Trustee's absolute discretion, to make the division and distribution in kind, including undivided interests in any property, or partly in kind and partly in money, and for this purpose to make such sales of the Trust property as Trustee may deem necessary on such terms and conditions as Trustee shall see fit.

1.                   Early Termination.  Trustee,  or
any  Successor  Trustee,  shall  have  the  power  to
terminate  this  Trust should  the  balance  on  hand
decrease  to an amount less than Twenty-Five Thousand
Dollars  ($25,000),  which  amount  Trustee  or   the
Successor Trustee deems could not be efficiently  and
economically   administered  by   Trustee,   or   the
Successor  Trustee, or distribute free of  Trust  any
property  determined by the Trustee in the  Trustee's
sole   and  absolute  reasonable  discretion  to   be
unproductive  or  under productive  and  not  readily
saleable.    Included  within   the   definition   of
unproductive or underproductive property shall be any Trust property which has been at any time subject to environmental contamination or hazard.

1.                   To comply fully with all present
and  future  laws  applicable to  the  Trust  or  the
Trustee  in  the administration of the Trust  whether
enacted   by  federal,  state  or  local  authorities
including  all  environmental laws,  regulations  and
ordinances,  at  the  sole  expense  of  the   Trust,
including  actions  which require  the  Trust  to  be
classified   as   a  generator  or   transporter   of
environmentally hazardous or suspect materials.

           17.  The enumeration of certain powers  of
Trustee shall not limit Trustee's general powers, Trustee, subject always to the discharge of Trustee's fiduciary obligations, being vested with and having all the rights, powers and privileges which an absolute owner of the same property would have.

A.              From the income and principal of  the
Trust  Estate  Trustee shall pay  and  discharge  all
expenses incurred in the administration of this Trust
and  the  protection of this Trust against  legal  or
equitable  attack,  including  counsel  fees  and   a
reasonable fee for his own services as such Trustee, which compensation and expenses constitute a first lien on the Trust Estate.
                    II.  ARTICLE

                REGULATION OF TRUSTEE

      6.1  Successor Trustees.  BARRY R. SHREIAR   is
hereby designated as Trustee of this Trust.  He shall
have the right to appoint any person to act with  him
as   Co-Trustee  or  as  sole  Trustee,  remove  such
appointed Trustee, reinstate himself as Trustee,  and
designate   Successor  Trustees.   Upon  the   death,
resignation or inability of BARRY R. SHREIAR  to  act
or  to  continue to act as Trustee, and no  Successor
Trustee is designated, then TED CHRISTENSEN is hereby
designated  to act as Successor Trustee with  all  of
the   same   powers  of  appointment,  removal,   and
designation as above granted to the original Trustee.
Upon  the  death,  resignation or  inability  of  TED
CHRISTENSEN to act or to continue to act as  Trustee,
and  no  Successor Trustee is designated, then  WELLS
FARGO  BANK is hereby designated to act as  Successor
Trustee  with  all of the same powers of appointment,
removal,  and  designation as above  granted  to  the
original Trustee.  In the event of any vacancy in the
office  of  Trustee  which is  not  filled  as  above
provided,  a  court  of competent jurisdiction  shall
appoint  a  Trustee  upon  the  application  of   any
Beneficiary, present or contingent, interested in this Trust. No bond shall be required of any Trustee or Successor Trustee. All references to "Trustee" or "Trustees" hereunder shall include the Successor
Trustee.

       6.2    Powers  of  Successor  Trustees.    The
Successor Trustee shall have all the powers,  rights,
discretions, obligations, and immunities  of  Trustee
hereunder,   to  the  same  effect  as  though   such
Successor  Trustee  was originally  named  herein  as
Trustee, except that such Successor Trustee shall  be
chargeable only with the assets delivered  to  it  by
the  preceding Trustee, and shall not  be  under  any
obligation to investigate or be accountable  for  any
act   or  omission  of  any  prior  Trustee  in   the
administration of this Trust.

      6.3  Compensation of Trustees.  For his or  her
ordinary services an individual Trustee shall receive
reasonable compensation and a Corporate Trustee shall
receive  annual compensation in accordance  with  its
fees  schedule  in effect at the time such  fees  are
taken.  It is understood and agreed that said Trustee
may  adopt different fee schedules from time to  time
relating  to  trusts of a type similar to  the  trust
created  by  this  Trust  Agreement  and  that   said
Trustee's annual compensation hereunder for  ordinary
services  shall as aforesaid be based  upon  the  fee
schedule  in effect at the time that fees are  taken.
At  the  time  that  said Trustee adopts  a  new  fee
schedule which would affect the amount of fees  which
said  Trustee is entitled to receive in administering
this  Trust, it shall mail a copy of same to Trustors
and  to all of the then income Beneficiaries.  In the
event  that  said  Trustee performs  services  of  an
extraordinary  nature,  it  shall  be   entitled   to
reasonable compensation for such services in addition to the annual compensation for its ordinary services.

      6.4  Resignation of Trustee.  A Trustee may  at
any  time  resign  from the Trust hereby  created  by
depositing   in  the  United  States  mail,   postage
prepaid,  a  notice of such resignation addressed  to
the  persons  or  person  then  entitled  to  receive
payments  hereunder at the addresses of such  persons
or person last known to Trustee, and such resignation
shall  take  effect at the expiration of  sixty  (60)
days from the date of mailing of such notice and the affidavit of any officer of the Corporate Trustee, as to the date of mailing of such notice, shall be conclusive evidence of its mailing.

      6.5   Removal  of  Trustee.   Whenever  Trustee
hereunder  is a trust company or bank, a majority  of
the  then  living adult income beneficiaries  (or  if
none  of  the  beneficiaries is an  adult,  then  the
guardian  or  guardians of the estate  of  the  minor
beneficiaries), shall have the power to  designate  a
Successor  Trustee in the place of  the  then  acting
Trustee.   Such  Successor Trustee must  be  a  trust
company or bank qualified to do a trust business and may be located in any state of the United States.
Such designation shall be in writing addressed to the then acting Trustee, and shall include the written consent of the named Successor Trustee to act as Trustee hereunder. As soon as practicable after the receipt of such designation, the then acting Trustee shall deliver all assets of the Trust to such Successor Trustee. The Successor Trustee shall have all the powers, rights, discretions, obligations and immunities of Trustee hereunder, to the same effect as though such Successor Trustee were originally named herein as Trustee.

      6.6   Liability of Trustee.  Trustee  shall  be
exonerated and indemnified by the Trust, to the  full
extent  or  its  assets, from any and all  liability,
loss,  cost  or  damage incurred by  Trustee  in  its
individual   or  fiduciary  capacity  for   acts   or
omissions   occurring   in   connection   with    the
administration of the Trust, including acts believed reasonably necessary by Trustee in order to comply with all laws, including environmental laws relating to Trust property or former Trust property provided that Trustee shall not be exonerated or indemnified from his own grossly negligent actions or omissions.

                    I.   ARTICLE

               SPECIAL TAX PROVISIONS

      7.1  Restrictions Relating to Trustor.  Without
exception  of  any  kind  or nature,  Trustor  hereby
renounces all interests, either vested or contingent,
including reversionary interests and possibilities of
reverter or appointment, which Trustor might  at  any
time  otherwise be held to have in the income  and/or
corpus   of  this  Trust.   Notwithstanding  anything
herein   contained   to  the  contrary,   no   powers
enumerated herein or accorded to Trustee generally pursuant to law, singly or as a whole, shall be construed:

1.                  To enable Trustor (i) to vote any
stock which may at any time be directly or indirectly given to this Trust, or (ii) to exercise any power of appointment with respect to this Trust,

1.                   To enable Trustor to borrow  any
part of the assets or funds of any trust hereunder, directly or indirectly, unless such loan provides for at least such security and such interest as a commercial bank would deem to be adequate under the then circumstances or unless such loan is made by and with the continuing consent of a then acting Trustee of such trust who is "independent" (i.e., one who is neither Trustor nor related to Trustor in any of the following classifications: spouse, ancestor, lineal descendant, brother, or sister; nor an employee of Trustor;
nor a corporation or an employee of any corporation, firm, or partnership in which Trustor is an executive or in which Trustor and/or any trust hereunder has stock or other holdings which are significant from the viewpoint of control),

1.                   To permit any Trust distribution
which would have the effect of discharging any legal obligation of Trustor (including any obligation which Trustor may have at any time relating to the support and/or education of any Beneficiary hereunder),

1.                  To permit any Trust income of any
kind to at any time be applied to the payment of any premium on any policy of insurance on the life of Trustor (or Trustor's spouse), or

1.                   To  enable Trustor to  reacquire
any Trust property by substituting other property of equal value. If at any time any person other than Trustor makes any additional gift in Trust hereunder, such person shall be deemed thereafter to be an additional "Trustor" with respect to such addition for the purposes of the enunciation and restriction provisions referring to "Trustor" contained in this Article and for the purposes of all limitations, exceptions, restrictions, and exclusions referring to "Trustor" contained in other provisions of this Trust
Agreement.

      7.2  Restrictions on Fiduciary Actions.  It  is
intended  that all Trustees hereunder  shall  act  as
fiduciaries  and  not as the holders  of  powers  for
their  own  benefit.  Accordingly  and  in  order  to
eliminate  the negative tax implications which  might
otherwise  be  drawn  from  various  broadly   worded
provisions of this Trust Agreement, the following specific restrictions shall apply to all fiduciaries acting hereunder:

          1.   Except as otherwise expressly provided
herein, each fiduciary, in the exercise of the powers
and discretions conferred upon such fiduciary by this
Trust   Agreement,  shall  be  guided  by  the   best
interests, as a whole and in a broad sense, of any Beneficiary hereunder, both present and contingent.

           2.    Notwithstanding the broad generality
of   the   administrative  powers  granted   to   the
fiduciaries  hereunder by the  terms  of  this  Trust
Agreement nor of any powers which may be accorded  to
Trustee  generally pursuant to law,  neither  Trustee
nor  any  other  person  or persons  shall  purchase,
exchange, or otherwise deal with or dispose of any of
the  assets held in trust hereunder for less than  an
adequate  consideration in money  or  money's  worth.
The  foregoing  shall not, however, be  construed  to
prohibit  any  fiduciary  hereunder  from  abandoning
property reasonably deemed by such fiduciary to be of
insufficient   value  to  warrant  the   expense   of
retention.

           3.    Any  fiduciary who is under a  legal
obligation to support and/or educate any Beneficiary shall under no circumstances partake in any decisions relating to any discretionary distributions which might be used for the support and/or education of such Beneficiary.

           4.    No  person acting in a  nonfiduciary
capacity shall have any power to either vote or direct the voting of any stock or other securities constituting any part of the property of any trust hereunder or to direct investments or veto proposed investments as to any trust hereunder.

           5.    Any power which any one Trustee  may
have  to  remove  another Trustee is likewise  to  be
exercised  only in furtherance of Trust purposes  and
not  as  a means of improperly influencing the manner
in  which  discretions granted  exclusively  to  that
other  Trustee  are to be exercised.   Thus,  if  one
Trustee  removes  another under  circumstances  which
indicate  to  the removed Trustee that a  substantial
purpose  of such removal was to improperly  influence
or  change  the way in which some Trustee  discretion
(held exclusively by the thus removed Trustee) is  or
may  be  exercised, such Trustee, within thirty  (30)
days of receipt of the notice of removal, shall deliver to Trustee who gave such notice an affidavit substantiating those circumstances, in which event the removal shall be void for all purposes unless and until a court of proper jurisdiction has determined that such alleged improper influence was not in fact a substantial purpose of such removal.

                    I.   ARTICLE

                 GENERAL PROVISIONS

       8.1    Prohibition  Against  Assignment.    No
interest  in  the principal or income  of  any  trust
created   under   this  Trust  Agreement   shall   be
anticipated, assigned, or encumbered, or subject to any creditor's claim or to legal process, prior to its actual receipt by Beneficiary.

      8.2 Termination. Unless sooner terminated in accordance with other provisions herein contained, each trust created hereunder shall terminate twenty-one (21) years after the later of the death of the last survivor of Trustors or the death of all Trustors' issue living on the date of execution of this Trust, and upon such termination, Trustee shall pay and distribute the undistributed income and principal of the Trust Estate to the person or persons, for whom said trust is held hereunder.

      8.3 Notice of Events. It shall be the duty of the several persons interested herein to notify
Trustee and furnish Trustee with reasonable proof of any fact or the happening of any event calling for any change in the administration or distribution of the Trust Estate, and any and all action taken or suffered hereunder by Trustee in good faith in the absence of such notice and proof shall be deemed to be in the proper discharge of the Trust.

      8.4   Statements.   Trustee shall  mail  annual
statements of account to the persons or person then entitled to receive payments hereunder, and unless such persons or person notify Trustee to the contrary within thirty (30) days from the date of such mailing, such statements shall be conclusively deemed to be correct.

      8.5  Definition of "Issue" and "Children".   As
used  in this Trust Agreement, the term "issue" shall
refer  to lineal descendants of all degrees, and  the
terms  "child," "children," and "issue" shall include
adopted  persons.   As used in this Trust  Agreement,
the masculine, feminine, or neuter gender, and the singular or plural number, shall each be allowed to include the others whenever the context so indicates.

       8.6    Definition  of  "Education".   Whenever
provision is made in this Trust Agreement for payment
for  the "education" needs of Beneficiary, the  terms
"educational"  or "education" shall be  construed  to
include  any  accredited trade school,  college,  and
postgraduate  study, so long as pursued to  advantage
by  Beneficiary,  at an institution of  Beneficiary's
choice;  and in determining the payments to  be  made
for   such  trade  school,  college  or  postgraduate
education,  Trustee  shall  take  into  consideration
Beneficiary's related living expenses to the extent that they are reasonable.

       8.7   Governing  Law.   This  Trust  will   be
administered  in  the  State of California,  and  its
validity,  construction, and all  rights  thereunder,
shall  be  governed  by  the laws  of  the  State  of
California.  If any provision of this Trust Agreement
shall  be  invalid  or unenforceable,  the  remaining
provisions  thereof  shall  continue  to   be   fully
effective.

      Trustors  and Trustee have executed this  Trust
Agreement as of and on the date above first written.

TRUSTOR:                           SUCCESSOR TRUSTEE:


_______________________________
______________________________
BARRY R. SHREIAR                   TED CHRISTENSEN



TRUSTEE:


_______________________________
BARRY R. SHREIAR
                    SCHEDULE "A"





One Hundred Dollars ($100)

Nine hundred thirty nine thousand nine hundred thirty
(939,930) shares of M.G. Products, Inc.
                  ACKNOWLEDGEMENTS


STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF ______________ )

     On ___________________ before me,
___________________________ personally appeared
______________________________, /____/ personally
known to me or /___/ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


____________________________________


____________________________________
                                    Name (Typed or
Printed)

CAPACITY CLAIMED BY SIGNER:

_____     individual signing for oneself/themselves.
_____     corporate officer(s)
___________________________(Titles)
_____     partner(s)
_____________________________Limited

_____________________________General
_____     attorney-in-fact
_____     trustee(s)/trustor(s)
_____     guardian/conservator
_____
other:_______________________________________________
__

          SIGNER IS REPRESENTING:
          Name of Person(s) or Entity(ies)

_____________________________________________________
__

_____________________________________________________
__

_____________________________________________________
__




STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF ______________ )

     On ___________________ before me,
___________________________ personally appeared
______________________________, /____/ personally
known to me or /___/ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


____________________________________


____________________________________
                                    Name (Typed or
Printed)

CAPACITY CLAIMED BY SIGNER:

_____     individual signing for oneself/themselves.
_____     corporate officer(s)
___________________________(Titles)
_____     partner(s)
_____________________________Limited

_____________________________General
_____     attorney-in-fact
_____     trustee(s)/trustor(s)
_____     guardian/conservator
_____
other:_______________________________________________
__

          SIGNER IS REPRESENTING:
          Name of Person(s) or Entity(ies)

_____________________________________________________
__

_____________________________________________________
__

_____________________________________________________
__